UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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On February 12, 2024, The Walt Disney Company (“Disney”) updated its website www.VoteDisney.com, which contains information relating to Disney’s 2024 Annual Meeting of Shareholders. A copy of the updated website content (other than that previously filed) can be found below:

Vote Disney A 100 year track record of creativity, innovation and growth A message from Bob lger

Transcript: 2024 BOB IGER SHAREHOLDER VIDEO

I’m Bob Iger – CEO of The Walt Disney Company.

Ahead of our upcoming Annual Meeting, I wanted to update you about the Company’s significant recent achievements, and share why your vote this year is so important to Disney’s future.

It has been a busy and challenging time since I returned to the Company, but we’ve made significant progress, and I am enormously optimistic about our future.

Over the past year, we’ve assembled a new team of experienced leaders, and we’ve created a much more efficient and highly effective company structure.

The steps we’ve taken to propel Disney into a new era of growth are paying off, as evidenced by our recent earnings performance and the new growth initiatives underway to build our businesses.

The team and I have a responsibility to ensure that Disney is one of the most admired companies in the world. This is one of our biggest priorities.

We also want to return to a place where we’re consistently delivering shareholder value. We’ve already taken steps in that direction by declaring a second higher dividend…
and by initiating a 3 billion dollar stock buyback program.

All of this takes a lot of work and a laser-like focus on the task at hand, which is why the major distractions we’re facing from activist investors are exactly what we don’t need.

I’m urging you to vote for the Disney Board’s recommended slate of nominees on the WHITE proxy card—and not to vote for the nominees presented by these activist hedge funds.

You have the power to make sure we are able to continue our momentum from the past year and ensure the success of The Walt Disney Company as the world’s leading and most beloved entertainment company.

The leadership team at our Company is experienced and highly motivated. We’re proud of what we’ve accomplished, we have a clear vision for the future and we’re optimistic about it.

Our goals are to improve the quality of the films we produce… to transition ESPN into a preeminent digital sports platform… to turn streaming into a significant growth business with increased reach and strong margins… and to turbocharge growth in our experiences business.

All of these goals are achievable, and we’ve already made meaningful progress with each of them. The opportunities before us are very exciting, and we know that we have the strategy, the talent, the resources, and the determination to be successful.

Thank you for your continued support, and I urge you to vote on the WHITE proxy card in support of Disney Director Nominees.

Our Growth Strategy Strategic transformation drives Substantial progress under way A strong board with clear vision - future growth & shareholder value Charting the course for Disney’s future Since returning as CEO, Bob lger, along with Disney’s Board and management team have executed on an ambitious plan to position the company for a new era of sustained growth and value creation. Vote Disney

Strategic transformation drives growth & shareholder value The Walt Disney Company has turned a corner, and we are now building for the future to drive meaningful growth and create enduring shareholder value. To that end, there are four key building opportunities that will be central to our success.

Substantial progress under way We have aggressively executed our key strategic priorities to make Disney’s businesses more efficient and effective, reinvigorated our creat ive engines, and sharpened our focus on our greatest brand and franchise assets. To date, we have: RESTORED AND PAID THE CASH DIVIDEND $.030 Per share For the second half of FY23 on January 10, 2024 ANNOUNCED A CASH DIVIDEND $0.45 Per share 50% higher than January payme nt, payable July 2024 SET AMBITIOUS COST CUTTING TARGETS $7.5B $3B Annualized efficiencies targeted by the end of FY24 APPROVED A NEW SHARE REPURCHASE PROGRAM Targeted repurchases in fiscal 2024

A strong board with clear vision Delivering ambitious growth plans requires leadership with a deep understanding of the company’s current strengths and assets, and entertainment industry expertise. Disney’s Board has the range of talent, skill sets, experiences, and professional backgrounds that are particularly re levant to the company’s business and strategic objectives. Disney’s Board remains committed to working with the company’s leadership team as they continue executing t he strategic vision to drive increased share holder value and e levate the creativity and storytelling that has been at t he heart of Disney’s iconic legacy.

Legal Notices Forward-Looking Statements Certain statements in this website may constitute “forward-looking statements” within the meaning of the Private Securities ligation Reform Act of 1995, including statements regarding the Company’s expectations; beliefs; plans; strategies; business or financial prospects or outlook; future shareholder value; expected growth and value creation; profitability; investments; cost reductions and efficiencies; capital allocation, including dividends; or share re purchases; content offerings; priorities or performance; and other statements that are not historical in nature. These statements are made on the basis of the Company’s views and assumptions regarding future events and business performance and plans as of the time the statements are made. The Company does not undertake any obligation to update these statements unless required by applicable laws or regulations, and you should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or implied. Such differences may result from actions taken by the Company, including restructuring or strategic initiatives (including capital investments, asset acquisitions or dispositions, new or expanded business lines or cessation of certain operations), our execution of our business plans (including the content we create and IP we invest in, our pricing decisions, our cost structure and our management and other personnel decisions), our ability to quickly execute on cost rationalization while preserving revenue, the discovery of additional information or other business decisions, as well as from developments beyond the Company’s control, including: the occurrence of subsequent events; deterioration in domestic or global eco nomic conditions or failure of conditions to improve as anticipated, including heightened inflation, capital market volatility, interest rate and currency rate fluctuations and eco nomic slowdown or recession; deterioration in or pressures from competitive conditions, including competition to create or acquire content, competition for talent and competition for advertising revenue, consumer preferences and acceptance of our conte nt and offerings, pricing model and price increases, and corresponding subscriber additions and churn, and t he market for advertising and sales on our direct-to-consumer services and linear networks; health concerns and the ir impact on our businesses; international, political or military developments; regulatory or legal developments; technological developments; labor markets and activities, including work stoppages; adverse weather conditions or natural disasters; and availability of conte nt. Such developments may further affect entertainment, travel and leisure businesses generally and may, among other things, affect (or further affect, as applicable): our operations, business plans or profitability, including direct-to-consumer profitability; our expected benefits of the composition of the Board; demand for our products and services; the performance of the Company’s content; our ability to create or obtain desirable content at or under t he value we assign the content; the advertising market for programming; income tax expense; and performance of some or all Company businesses e ither directly or through their impact on those who distribute our products

 Additional factors are set forth in the Company’s Annual Report on Form 10-K for the year ended September 30, 2023, including under the captions “Risk Factors”, “Management ‘s Discussion and Analysis of Financial Condition and Result s of Operations” and “Business”, and subsequent filings with the Securities and Exchange Commission (the “SEC” ), including, among others, quarterly report s on Form 10-Q. Additional Information and Where to Find it Disney has filed with the SEC a definitive proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Disney’s 2024 Annual Meeting of Shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY DISNEY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Disney free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Disney are also available free of charge by accessing Disney’s website at www.t hewaltdisneycompany.com. Participants Disney, its directors and executive officers and other members of management and employees will be participants in the solicitation of proxies wit h respect to a solicitation by Disney. Information about Disney’s executive officers and directors is available in Disney’s definitive proxy statement for its 2024 Annual Meeting, which was filed with the SEC on February 1, 2024. To the extent holdings by our directors and executive officers of Disney securities reported in the proxy statement for the 2024 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with :he SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov. Non-GAAP Financial Measures This website includes the presentation and discussion of certain financial information that differs from what is report ed under U.S. GAAP, including total segment operating income and diluted EPS excluding certain items. These measures should be reviewed in conjunction with the most comparable GAAP financial measures and should not be considered substitutes for. or superior to, those GAAP financial measures. “Total segment operating income” is a non-GAAP financial measure calculated as income before income taxes less certain non-operating factors. Disney’s management believes that information about total segment operating income allows investors to evaluate changes in the operating results of Disney’s portfolio of businesses separate from non-operational factors that affect net income, thus providing separate insight into both operations and other factors that affect reported results. A qualitative reconciliation of historical measures of total segment operating income to income before income taxes, which is the most directly comparable GAAP measure, is provided on this website. “Diluted EPS excluding certain items” is a non-GAAP financial measure calculated as diluted EPS less certain items affecting comparability of results from period to period and amortization of TFCF and Hulu intangible assets, including purchase accounting step-up adjustments for released content. Disney’s management believes that information about diluted EPS excluding certain items allows investors to evaluate the performance of Disney’s operations exclusive of these items, which is how senior management evaluate segment performance. Qualitative reconciliation of historical measures of diluted EPS excluding certain items to diluted EPS, which is the most directly comparable GAAP measure, is provided on this website.

 February 7, 2024 Q1 FY24 Earnings Presentation Shareholder Materials 2024 Proxy Statement February l, 2024 Letter to Shareholders

February 1, 2024 Dear Fellow Shareholders, Thank you for your investment in The Walt Disney Company and your commitment to its enduring legacy as the leading name in global entertainment. Disney has an unparalleled portfolio of valuable businesses, brands and assets, and a best-in-class management team who, in close coordination with your Board, have made substantial progress executing on the strategic transformation of the Company. As a result, Disney has overcome one of the most challenging periods in its history and a new era of building is well underway to drive meaningful growth and shareholder value creation long into the future. That is why your vote using the WHITE proxy card FOR the election of ONLY your Board’s 12 nominees at this year’s upcoming Annual Meeting is particularly critical. As detailed in Disney’s proxy statement, two hedge funds, Trian Fund Management, L.P. and Blackwells Capital, are each seeking to replace a portion of your Board with their own separate nominees, all of whom your Board believes do not possess the appropriate range of talent, skill, perspective and/or expertise to effectively support the Board’s ongoing efforts to drive profitable growth and shareholder value creation in the face of continuing industry-wide challenges. Your Board believes that the attempts by the Trian Group and Blackwells are likely to derail Disney’s progress as election of any of their less qualified nominees would hinder the transformation efforts underway. ELECT THE BOARD BEST QUALIFIED TO CREATE SUSTAINABLE SHAREHOLDER VALUE Just one year after initiating a strategic overhaul of the Company to restore creativity to the heart of its businesses and establish a more efficient, cost-effective and streamlined approach to operations, the Board and management team of The Walt Disney Company are now intensely focused on building for the future. This building plan, which is already showing strong results as described below, is designed to position our streaming businesses for sustained growth and profitability, reinvigorate the Company’s film studios, fortify ESPN for the future and turbocharge growth in Disney’s Experiences business over the long term. Delivering on Disney’s significant growth potential will require leadership that has a deep understanding of the Company’s current strengths and assets and entertainment industry expertise – particularly in navigating the myriad disruptive forces that are unique to the media industry today. The Disney Board and management team fully meets these requirements, being comprised of engaged, diverse and dynamic leaders, whose skillsets are closely aligned with the key drivers of our business, including media and entertainment, direct-to-consumer expertise, strategic transformation, technology and innovation and 360-degree brand activation. With its powerful brands, truly unique portfolio of high-performing businesses, Bob Iger at the helm alongside a seasoned group of world-class executives and a Board committed to creating sustainable value for all shareholders, we believe that Disney has tremendous underlying strength. We have accomplished a remarkable amount of work in a brief amount of time, moving from a period of fixing to a period of building. For more information, visit VoteDisney.com

Vote on the WHITE Proxy Card TODAY in Support of ONLY Disney Director Nominees, Not Trian’s or Blackwells’ It is important that you use the WHITE proxy card to vote for the election of only your Board’s 12 nominees: Mary T. Barra, Safra A. Catz, Amy L. Chang, D. Jeremy Darroch, Carolyn N. Everson, Michael B.G. Froman, James P. Gorman, Robert A. Iger, Maria Elena Lagomasino, Calvin R. McDonald, Mark G. Parker and Derica W. Rice. Your Board does not endorse either of the Trian Group’s nominees (Nelson Peltz and Jay Rasulo) or any of Blackwells’ nominees (Craig Hatkoff, Jessica Schell and Leah Solivan). We believe that the election of any of these individuals would impede leadership’s ongoing execution of Disney’s strategic realignment and the Board’s efforts to create value for shareholders for the reasons set forth below. In contrast to your current directors who have skills and experiences directly relevant to, and closely aligned with, the key drivers of our business and our strategic priorities: • Mr. Peltz brings no media experience and has presented no strategic ideas for Disney, while Mr. Rasulo’s perspective is stale given he left Disney in 2015 and has not held any executive positions in the industry since. • Mr. Hatkoff and Ms. Solivan do not have any relevant large, public media and entertainment company experience or skills that would assist the Board in continuing to oversee the successful execution of our strategic transformation. • Ms. Schell would not be an independent director and does not have any experience serving as a director of a public company. Disney’s Board is Optimally Constituted to Oversee Strategy, Growth, Succession Planning and Long-Term Shareholder Value Creation Disney’s directors possess significant expertise in implementing strategic priorities while creating superior, sustainable shareholder value at some of the most iconic American companies, and have the skillsets, experiences and professional backgrounds representing a diversity of perspectives and characteristics that are particularly relevant to the Company’s business and strategic objectives. We remain steadfastly invested in Disney’s long-term success and are committed to strong oversight for the Company and its shareholders, as well as Board refreshment and aligning Board skills and experiences with our strategic priorities to continue driving the Company’s strategic transformation for the benefit of all of our shareholders. To that end, the Board recently named two new directors – James Gorman and Jeremy Darroch – both widely respected leaders who will bring fresh perspectives and expertise that complements the talents and experience of the Disney Board as we continue to focus on delivering for shareholders and consumers alike. The Board remains committed to and actively engaged in the high-priority work of succession planning. In particular, we are confident that new Board member Mr. Gorman’s highly successful tenure leading Morgan Stanley through its own business transformation and his stewardship of a very successful multi-year CEO succession process will be hugely additive to the Board’s efforts in this area. To that end, he was appointed to the Board’s Succession Planning Committee, which remains committed to CEO succession planning and achieving a successful long-term outcome for Disney and its shareholders. For more information, visit VoteDisney.com

 Disney Has the Right Strategy to Drive Profitable Growth and Value Creation for Shareholders Led by a strong Board and management team, Disney is on the right strategic path. The Company has emerged from one of the most challenging periods in its history and is now fully in the midst of a new era of building for future growth and profitability. We have aggressively executed our key strategic priorities to make Disney’s businesses more efficient and effective, reinvigorated our foundational creative engines and sharpened our focus on our greatest brand and franchise assets. We’ve done this while cutting costs – ~$7.5 billion in cost reductions targeted by the end of FY24 – and are continuing to seek additional efficiencies without compromising our commitment to quality, growth and value creation. Given our strong balance sheet and commitment to cost cutting, we returned to paying our shareholders a cash dividend of $0.30 per share in respect of the second half of FY23 on January 10, 2024. This is a strong starting point, from which we see ample opportunity to continue to increase shareholder returns in the future as earnings and cash flow grow. Disney’s Building Priorities We are intently focused on achieving significant and sustained growth and profitability in our Streaming business. Disney built a leading Direct to Consumer (“DTC”) platform in only four years and we are continuing to improve our DTC offerings with high-quality content, best-in-class proprietary advertising tools and a more unified experience that are intended to result in more subscriptions, higher engagement and lower churn. During our Q423 earnings call, we reiterated our expectation of achieving profitability in streaming by the end of FY24 and are working to deliver attractive profit margins in the future. For the past 100 years, our Film Studios have produced some of the most iconic stories and characters, generating value across the entire company. We are intensely focused on strengthening the creative output of our film studios to bring joy to the next generation of audiences with our creative excellence. We are committed to telling great stories, leaning into our core brands and franchises and reducing overall output to enable us to concentrate on fewer projects and maintain the highest levels of quality. To that end, we are targeting a $4.5 billion reduction of annual entertainment cash content spend to focus on a more selective, high-quality slate. As we restore creativity to the heart of our business, we are also continuing our efforts around the creation of fresh and compelling original IP. With ESPN, we have the world’s leading sports media brand and plan to transform it into the preeminent digital sports platform. We are confident in the value of sports, demonstrated by ESPN’s immense popularity and its growth in both revenue and operating income over the past two fiscal years amidst a backdrop of notable linear industry declines. As we prepare ESPN for a streaming future, there are enormous opportunities to reach fans in compelling new ways and fully integrate key features into our primary digital ESPN offering. For more information, visit VoteDisney.com

Additionally, we are optimistic about the prospect of strategic relationships for ESPN to assist with content, marketing and distribution. Disney is also prioritizing strategic investments to turbocharge growth in our Experiences business, and is planning to invest ~$60 billion in capital over the next 10 years to enhance and expand domestic and international parks, as well as cruise line capacity. We know the attractive return prospects of these investments for shareholders and are confident in the growth potential of these investments given our wealth of IP, innovative technology, buildable land and unmatched creativity. Overall, our progress and building strategy have been recognized by investor ValueAct Capital, which supports the Board’s recommended nominees. “Disney is the world’s leading entertainment company. It has the best intellectual property, sports brand and parks & experiences assets in the industry. As legacy technologies transition to digital platforms, we believe Disney can lead the media industry forward,” said Mason Morfit, Co-CEO of ValueAct. Disney is On the Right Path to Deliver Results for its Shareholders After 100 years, we know Disney continues to have an enduring positive impact on generations of people around the world. We also know that this Company has tremendous resilience and fortitude in times of great change and uncertainty. The Company’s Board and management team are laser-focused on building upon this legacy, driving growth and leveraging our iconic intellectual property, unparalleled franchises and best-in-class portfolio of assets to deliver value for shareholders. Disney’s Board remains committed to oversight of management as it executes against its strategic vision to drive increased shareholder value and celebrate the creativity and storytelling that have been at the heart of Disney’s iconic legacy. Your Board recommends that you vote on the WHITE proxy card FOR all 12 of Disney’s nominees. We urge you not to vote using any blue proxy card from the Trian Group or green proxy card from Blackwells. Please disregard and discard those cards. Thank you again for your continued support of The Walt Disney Company. Sincerely, The Walt Disney Company Board of Directors For more information, visit VoteDisney.com

 Your vote is extremely important no matter how many shares you own. Whether or not you expect to attend the Annual Meeting, please promptly use your WHITE proxy card to vote FOR ONLY your Board’s 12 nominees. (If you received this letter by email, you may simply click the WHITE “VOTE NOW” button in the email.) If you have any questions about how to vote your shares, please call the firm assisting us with the solicitation of proxies: INNISFREE M&A INCORPORATED Shareholders may call: 1 (877) 456-3463 (toll-free from the U.S. and Canada) or +1 (412) 232-3651 (from other countries) Remember, please do not use any blue Trian or green Blackwells proxy card. If you inadvertently vote using a blue or green proxy card, you may cancel that vote simply by voting again TODAY using the Company’s WHITE proxy card. Only your latest-dated vote will count! For more information, visit VoteDisney.com

Forward-Looking Statements Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s expectations; beliefs; plans; strategies; business or financial prospects or outlook; future shareholder value; expected growth and value creation; profitability; investments; cost reductions and efficiencies; content offerings; priorities or performance; and other statements that are not historical in nature. These statements are made on the basis of the Company’s views and assumptions regarding future events and business performance and plans as of the time the statements are made. The Company does not undertake any obligation to update these statements unless required by applicable laws or regulations, and you should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or implied. Such differences may result from actions taken by the Company, including restructuring or strategic initiatives or other business decisions, as well as from developments beyond the Company’s control, including: the occurrence of subsequent events; further deterioration in domestic or global economic conditions or failure of conditions to improve as anticipated, including heightened inflation, capital market volatility, interest rate and currency rate fluctuations and economic slowdown or recession; deterioration in or pressures from competitive conditions, including competition to create or acquire content; consumer preferences and acceptance of our content and offerings, pricing model and price increases, and corresponding subscriber additions and churn, and the market for advertising and sales on our direct-to-consumer services and linear networks; health concerns and their impact on our businesses; international, political or military developments; regulatory or legal developments; technological developments; labor markets and activities, including work stoppages; adverse weather conditions or natural disasters; and availability of content. Such developments may further affect entertainment, travel and leisure businesses generally and may, among other things, affect (or further affect, as applicable): our operations, business plans or profitability, including direct-to-consumer profitability; our expected benefits of the composition of the Board; demand for our products and services; the performance of the Company’s content; our ability to create or obtain desirable content at or under the value we assign the content; the advertising market for programming; income tax expense; and performance of some or all Company businesses either directly or through their impact on those who distribute our products. Additional factors are set forth in the Company’s Annual Report on Form 10-K for the year ended September 30, 2023, including under the captions “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business”, and subsequent filings with the Securities and Exchange Commission (the “SEC”), including, among others, quarterly reports on Form 10-Q. Additional Information and Where to Find It Disney has filed with the SEC a definitive proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Disney’s 2024 Annual Meeting of Shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY DISNEY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Disney free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Disney are also available free of charge by accessing Disney’s website at www.disney.com/investors. Participants Disney, its directors and executive officers and other members of management and employees will be participants in the solicitation of proxies with respect to a solicitation by Disney. Information about Disney’s executive officers and directors is available in Disney’s definitive proxy statement for its 2024 Annual Meeting, which was filed with the SEC on February 1, 2024. To the extent holdings by our directors and executive officers of Disney securities reported in the proxy statement for the 2024 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov. For more information, visit VoteDisney.com

Forward-Looking Statements

Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s expectations, beliefs, plans, strategies, business or financial prospects or outlook, future shareholder value, priorities or performance; and other statements that are not historical in nature. These statements are made on the basis of the Company’s views and assumptions regarding future events and business performance and plans as of the time the statements are made. The Company does not undertake any obligation to update these statements unless required by applicable laws or regulations, and you should not place undue reliance on forward-looking statements.

Actual results may differ materially from those expressed or implied. Such differences may result from actions taken by the Company, including restructuring or strategic initiatives or other business decisions, as well as from developments beyond the Company’s control, including: the occurrence of subsequent events; further deterioration in domestic or global economic conditions or failure of conditions to improve as anticipated, including heightened inflation, capital market volatility, interest rate and currency rate fluctuations and economic slowdown or recession; deterioration in or pressures from competitive conditions, including competition to create or acquire content; consumer preferences and acceptance of our content and offerings, pricing model and price increases, and corresponding subscriber additions and churn, and the market for advertising and sales on our direct-to-consumer services and linear networks; health concerns and their impact on our businesses; international, political or military developments; regulatory or legal developments; technological developments; labor markets and activities, including work stoppages; adverse weather conditions or natural disasters; and availability of content. Such developments may further affect entertainment, travel and leisure businesses generally and may, among other things, affect (or further affect, as applicable): our operations, business plans or profitability, including direct-to-consumer profitability; our expected benefits of the composition of the Board; demand for our products and services; the performance of the Company’s content; our ability to create or obtain desirable content at or under the value we assign the content; the advertising market for programming; income tax expense; and performance of some or all Company businesses either directly or through their impact on those who distribute our products.

Additional factors are set forth in the Company’s Annual Report on Form 10-K for the year ended September 30, 2023, including under the captions “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business”, and subsequent filings with the Securities and Exchange Commission (the “SEC”), including, among others, quarterly reports on Form 10-Q.

Additional Information and Where to Find It

Disney has filed with the SEC a definitive proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Disney’s 2024 Annual Meeting of Shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY DISNEY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Disney free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Disney are also available free of charge by accessing Disney’s website at www.disney.com/investors.

Participants

Disney, its directors and executive officers and other members of management and employees will be participants in the solicitation of proxies with respect to a solicitation by Disney. Information about Disney’s executive officers and directors is available in Disney’s definitive proxy statement for its 2024 Annual Meeting, which was filed with the SEC on February 1, 2024. To the extent holdings by our directors and executive officers of Disney securities reported in the proxy statement for the 2024 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.